March 1, 2019

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Nationwide VA Separate Account—D (“Registrant”)
File No. 811-10139
Rule 30b2-1 Filing under the Investment Company Act of 1940 (“1940 Act”)

Members of the Commission:

On behalf of Nationwide Life and Annuity Insurance Company and Nationwide VA Separate Account—D, we hereby acknowledge that the annual reports for the following underlying funds for the period ended December 31, 2018, have been submitted to contract owners. This filing is made pursuant to Rule 30b2-1(b).

Some of the funds included in each Fund Company’s annual report filing may not be available under every contract offered by the Registrant. We understand that the Fund Companies have filed (or will file) these reports with the Commission and, to the extent necessary, we incorporate these filings by reference.

Fund Company	CIK Code
Ivy Variable Insurance Portfolios—Asset Strategy: Class II	0000810016
Ivy Variable Insurance Portfolios—Balanced: Class II	0000810016
Ivy Variable Insurance Portfolios—Core Equity: Class II	0000810016
Ivy Variable Insurance Portfolios—Corporate Bond: Class II	0000810016
Ivy Variable Insurance Portfolios—Energy: Class II	0000810016
Ivy Variable Insurance Portfolios—Global Equity Income: Class II	0000810016
Ivy Variable Insurance Portfolios—Global Growth: Class II	0000810016
Ivy Variable Insurance Portfolios—Government Money Market: Class II	0000810016
Ivy Variable Insurance Portfolios—Growth: Class II	0000810016
Ivy Variable Insurance Portfolios—High Income: Class II	0000810016
Ivy Variable Insurance Portfolios—International Core Equity: Class II	0000810016
Ivy Variable Insurance Portfolios—Mid Cap Growth: Class II	0000810016
Ivy Variable Insurance Portfolios—Natural Resources: Class II	0000810016
Ivy Variable Insurance Portfolios—Science and Technology: Class II	0000810016
Ivy Variable Insurance Portfolios—Securian Real Estate Securities: Class II	0000810016
Ivy Variable Insurance Portfolios—Small Cap Core: Class II	0000810016
Ivy Variable Insurance Portfolios—Small Cap Growth: Class II	0000810016
Ivy Variable Insurance Portfolios—Value: Class II	0000810016

You may direct any questions regarding this filing to the undersigned at {1-614-677-6084} or {Marascc2@Nationwide.com}.

Very truly yours,

/s/ Cathy Marasco
Cathy Marasco Associate Vice President, Product Management